SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              March 12, 2003
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                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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       Alabama                     1-3164                  63-0004250
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(State or other jurisdiction   (Commission File   (IRS Employer Identification
   of incorporation)              Number)                         No.)


                600 North 18th Street, Birmingham, Alabama         35291
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               (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code      (205) 257-1000
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                                       N/A
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              (Former name or former address, if changed since last report.)



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Item 5.         Other Events.
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                On March 12, 2003, Alabama Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $200,000,000 aggregate principal amount of its Series V 5.60% Senior Notes due March 15, 2033 (the "Series V Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Nos. 333-100721, 333-100721-01 333-100721-02 and 333-100721-03) of the Company.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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           (c) Exhibits.
             1.1 Underwriting Agreement, dated March 12, 2003 relating to the Series V Senior Notes among the Company and Morgan Stanley & Co. Incorporated, Wachovia Securities, Inc., ABI Capital Management LLC, ABN AMRO Incorporated, BNY Capital Markets, Inc. and
                         Synovus Securities, Inc. as the Underwriters.

             4.2         Twenty-Second Supplemental Indenture to Senior
                         Note Indenture dated as of March 14, 2003, providing for the issuance of the Series V Senior Notes.

             4.7         Form of Series V Senior Note (included in Exhibit
                         4.2 above).

             5.1 Opinion of Balch & Bingham LLP relating to the Series V Senior Notes.

            12.1         Computation of ratio of earnings to fixed charges.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March 14, 2003                ALABAMA POWER COMPANY



                                        By
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                                                             Wayne Boston
                                                          Assistant Secretary